UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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KINETICS MUTUAL FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KINETICS MUTUAL FUNDS, INC.
555 Taxter Road, Suite 175
Elmsford, New York 10523
Telephone: 800-930-3828

The Water Infrastructure Fund

November 19, 2012

Dear Shareholder:

The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. (the “Company”) is pleased to announce a Special Meeting of Shareholders (the “Meeting”) of The Water Infrastructure Fund (the “Fund”) to be held on December 21, 2012 at 12:00 p.m. (Eastern time) at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523.

At the Meeting, shareholders will be asked to vote on the approval or disapproval of changes to the investment objective and a fundamental investment restriction of the Fund regarding concentration of investments (“Fund Proposals”).  The Fund currently operates under a “master-feeder” structure, pursuant to which the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio series, The Water Infrastructure Portfolio (the “Portfolio”) of Kinetics Portfolios Trust (the “Trust”), that has an identical investment objective, strategy and investments restrictions to that of the Fund.  Currently, the Fund is the only “feeder fund” of the Portfolio.  The Portfolio is seeking the vote of its shareholders, principally the Fund, regarding the approval or disapproval of corresponding changes to the investment objective and a fundamental investment restriction of the Portfolio (the “Portfolio Proposals”).  As part of the Fund Proposals, the Fund is seeking voting instructions from shareholders for voting on the Portfolio Proposals.  If a quorum for the Meeting is met and sufficient votes to approve or disprove the Fund Proposals are received, the Fund will vote its Portfolio shares for or against the Portfolio Proposals proportionate to the votes for or against the Fund Proposals received from shareholders.

Whether or not you plan to be present at the Meeting, your vote is needed.  If you do not plan to be present at the Meeting, please complete, sign and return the enclosed Proxy Card promptly.  A postage paid envelope is enclosed for this purpose.  In the alternative, you may vote by touch-tone telephone or via the Internet by following the instructions on the Proxy Card.

The Board unanimously recommends your approval of the proposals described in the Proxy Statement.

Sincerely,

                /s/ Peter B. Doyle
Peter B. Doyle
President

Please review the enclosed materials and complete, sign, date and return the enclosed Proxy Card.  It is important that you return the Proxy Card to ensure your shares will be represented at the Meeting.  Please refer to your individual Proxy Card for information about other convenient voting options that may be available to you, such as voting by touch-tone telephone or via the Internet.  If you have any questions after considering the enclosed materials, please call 800-930-3828.

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KINETICS MUTUAL FUNDS, INC.
555 Taxter Road, Suite 175
Elmsford, New York  10523
Telephone: 800-930-3828

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 21, 2012

The Water Infrastructure Fund

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of The Water Infrastructure Fund (the “Fund”) of Kinetics Mutual Funds, Inc. (the “Company”) will be held on December 21, 2012 at 12:00 p.m. (Eastern time), at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523.

The Meeting will be held for the following purposes:

1.	To approve or disapprove a change to the Fund’s investment objective;

2.	To approve or disapprove a change to one of the Fund’s fundamental investment restrictions regarding concentration of investments; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Fund currently operates under a “master-feeder” structure, pursuant to which the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio series, The Water Infrastructure Portfolio (the “Portfolio”) of Kinetics Portfolios Trust (the “Trust”), that has an identical investment objective, strategy and investment restrictions to that of the Fund.  Currently, the Fund is the only “feeder fund” of the Portfolio.  The Portfolio is seeking the vote of its shareholders, principally the Fund, regarding the approval or disapproval of corresponding changes to the investment objective and a fundamental investment restriction of the Portfolio (the “Portfolio Proposals”).  The Fund is seeking voting instructions from shareholders for voting on the Portfolio Proposals.  If a quorum for the Meeting is met and sufficient votes to approve or disprove the Fund Proposals are received, the Fund will vote its Portfolio shares for or against the Portfolio Proposals proportionate to the votes for or against the Fund Proposals received from shareholders.

The proposals stated above are discussed in detail in the attached Proxy Statement.  Shareholders of record as of the close of business on October 23, 2012 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Each shareholder is invited to attend the Meeting in person.  If you cannot be present at the Meeting, we urge you to execute and return promptly in the enclosed envelope the accompanying Proxy Card or Cards which are being solicited by the Company’s Board of Directors.  Also, please refer to your individual Proxy Card for information about other convenient voting options that may be available to you, such as voting by touch-tone telephone or via the Internet.  This is important for the purpose of ensuring a quorum at the Meeting.  A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Company’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.  If you have any questions, please call 800-930-3828.

By Order of the Board of Directors

/s/ Peter B. Doyle
  Peter B. Doyle
  President
November 19, 2012

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KINETICS MUTUAL FUNDS, INC.
555 Taxter Road, Suite 175
Elmsford, New York 10523
Telephone: 800-930-3828

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board” or the “Directors”) of Kinetics Mutual Funds, Inc. (the “Company”) in connection with a Special Meeting of Shareholders of The Water Infrastructure Fund (the “Fund”) to be held at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523 on December 21, 2012 at 12:00 p.m. (Eastern time) for the purposes set forth in the accompanying Notice.  Such meeting and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”  This Proxy Statement and the enclosed Proxy Card or Cards will first be mailed to the Fund’s shareholders on or about November 19, 2012.

The following table summarizes the proposals (“Fund Proposals”) to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to the proposal:

	Proposal	Shareholders Solicited
1.	To approve or disapprove a change to the Fund’s investment objective and have the Fund vote its Portfolio share accordingly on the Portfolio Proposals.	All shareholders of record of the Fund voting together as a single class.
2.
To approve or disapprove a change to one of the Fund’s fundamental investment restrictions regarding concentration of investments and have the Fund vote its Portfolio shares accordingly on the Portfolio Proposals

All shareholders of record of the Fund voting together as a single class.

The Fund currently operates under a “master-feeder,” structure, pursuant to which the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio series, The Water Infrastructure Portfolio (the “Portfolio”) of Kinetics Portfolios Trust (the “Trust”), that has an identical investment objective, strategy and investment restrictions to that of the Fund.  Currently, the Fund is the only “feeder fund” of the Portfolio.  The Portfolio is seeking the vote of its shareholders, principally the Fund, regarding the approval or disapproval of corresponding changes to the investment objective and a fundamental investment restriction of the Portfolio (the “Portfolio Proposals”).  As part of the Fund Proposals, the Fund is seeking voting instructions from shareholders for voting on the Portfolio Proposals.  If a quorum for the Meeting is met and sufficient votes to approve or disprove the Fund Proposals are received, the Fund will vote its Portfolio shares for or against the Portfolio Proposals proportionate to the votes for or against the Fund Proposals received from shareholders.

Only shareholders of record of the Fund at the close of business on October 23, 2012, the record date for the Meeting (“Record Date”), will be entitled to notice of and to vote at the Meeting.  As of the Record Date, the number of outstanding shares of each class of the Fund was 1397876.197, comprised of 593,673.127 No Load Class Shares, 361,798.123 Advisor Class A Shares, 244,800.368 Advisor Class C Shares and 197,604.579 Institutional Class Shares.

Each shareholder of record on the Record Date shall be entitled to one vote for each full share held and each fractional share shall be entitled to a proportionate fractional vote.  Shares may be voted in person, by proxy, by telephone or via the Internet.

Proxy solicitations will be made primarily by mail and telephone.  The Company’s officers and employees of Kinetics Asset Management LLC, 555 Taxter Road, Suite 175, Elmsford, New York 10523, the investment adviser to the Fund (“Kinetics” or the “Adviser”), may also solicit proxies personally or by telephone or via the Internet. Broadridge Investor Communications Services has been retained to solicit proxies in connection with the Meeting for a fee of approximately $9,200.  The Fund will bear all costs related to the proxy solicitation and shareholder meeting.  Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by withdrawing the proxy, attending the Meeting and voting in person.  The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Company’s website at www.kineticsfunds.com.

Properly signed proxies received by the Company in time for voting and not so revoked will be voted in accordance with the directions specified therein at the Meeting or any adjournment.  The Board recommends a vote FOR approval of the proposals.  If no specification is made, the proxy will be voted:  1) FOR approval of the proposals and 2) in the discretion of the proxies as to any other matter which may properly come before the Meeting or any adjournment thereof.

The Company will furnish, without charge, copies of its annual and semi-annual reports to shareholders dated December 31, 2011 and June 30, 2012, respectively, to any shareholder upon request.  The annual and semi-annual reports may be obtained by writing to: Kinetics Mutual Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling (800) 930-3828 or you may obtain them on-line by visiting http://www.kineticsfunds.com.

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INTRODUCTION

The Company is organized as a Maryland corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is a series of the Company and currently operates under a “master-feeder” structure pursuant to which the Fund seeks its investment objective by investing all of its investable assets in the Portfolio, a corresponding portfolio series of the Trust that has an identical investment objective, strategy and investment restrictions to that of the Fund.

At a meeting held on September 21, 2012, the Board approved changes to the investment objectives, the principal investment strategy and a fundamental investment restriction of the Fund.  The Board of Trustees of the Trust also approved corresponding changes to the investment objectives, principal investment strategy and fundamental investment restriction of the Portfolio.  As explained in more detail below, the change in investment objective and investment restriction require additional approval of shareholders.  These changes are as follows:

(1)	The Fund/Portfolio’s primary investment objective will be to provide current income and gains. The Fund/Portfolio will seek to obtain long-term growth of capital as a secondary objective.
(2)
The Fund’s/Portfolio’s fundamental investment restriction relating to industry concentration will change, eliminating the requirement that the Fund/Portfolio concentrate its investments in water and water infrastructure-related industries

If the shareholders approve the proposals described above, the Fund and Portfolio will also proceed with implementing the following changes, which are not subject to shareholder vote:

(1)	The Fund will change its name to the Alternative Income Fund and the Portfolio will change its name to the Alternative Income Portfolio.
(2)	The Fund/Portfolio’s investment strategy will be as follows:

Principal Investment Strategy
The Fund is a non-diversified fund that invests all of its investable assets in the Portfolio.

Under normal circumstances, the Portfolio will hold a diversified portfolio of fixed income and equity securities and implement equity option strategies intended to generate returns from the collection of option premiums.  The Portfolio may invest up to 100% of its net assets in fixed income securities, derivatives, stocks and cash or cash equivalents that may be committed as collateral for  option strategies.

The Portfolio may implement option strategies on market indexes, exchange-traded funds (“ETFs”) or company specific equity securities, receiving up-front cash payments, and hold cash and fixed income investments whose aggregate value is consistent with the notional value (exercise value) of the short (sold) equity option positions.  Cash flows derived from option premiums and bond income can reduce losses incurred from declines in the underlying asset prices resulting in a lower expected return volatility.  The total return potential of some of the Portfolio’s option strategies is limited to the option premiums collected and the total return earned by the fixed income collateral portfolio.

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At the time of writing (selling) an option, the aggregated notional obligation of the option positions may not exceed 100% of the Portfolio’s total assets.  The Portfolio will typically buy or sell exchange-traded options on market indexes, diversified and non-diversified ETFs, and U.S. listed stocks of individual companies including American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”).  The Portfolio will primarily write options on market indexes and ETFs, however, to the extent the Portfolio buys or sells options on single stock equity securities, the aggregate notional exposure to a specific underlying company will typically not exceed 5% of the Portfolio’s net assets at the time of investment.

The Portfolio may invest up to 100% of its net assets in fixed income securities including cash or cash equivalents, fixed income closed-end funds (“CEFs”) and ETFs. For purposes of this provision, fixed-income securities include debt securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government, corporate bonds and debentures, convertible debt securities, and debt securities of foreign issuers as well as, ETFs that invest in similar fixed income securities.  There are no limitations as to the maturities or credit ratings of the fixed income securities in which the Portfolio may invest; however, fixed income securities held by the Income Portfolio are generally issued by the U.S. Government or investment grade, large capitalization U.S. companies.  The Income Portfolio will not invest more than 50% of its total assets in debt securities rated below investment grade, also known as junk bonds, debt securities of emerging market countries or unrated securities which the Investment Adviser has determined to be of comparable quality.  Regardless of rating, the Income Portfolio will not invest more than 15% of its net assets in instruments that are deemed to be illiquid, and it will not purchase debt securities currently in default.  The Income Portfolio may also buy or sell U.S. Treasury note futures and buy equity puts, sell or buy equity calls, bond calls, and bond put options, and credit default swaps, as well as other derivatives, to manage risk or to enhance return.

In managing the Portfolio’s fixed income holdings, the Investment Adviser will focus on achieving a reasonable risk-adjusted return with an emphasis on capital preservation, and will select fixed income securities based on market liquidity, duration risk, credit risk, and yield to maturity. The Investment Adviser will select option investments based on market volatility levels, underlying security valuations and perceived market risks. Further, the Investment Adviser evaluates relative option premiums and implied volatilities in determining preferred option contract terms, such as strike prices and expiration dates.

In connection with the Portfolio’s positions in derivatives, the Portfolio will segregate liquid assets or will otherwise cover its position in accordance with applicable Securities and Exchange Commission requirements.

The Portfolio may decide to sell or cover part or all of a security’s position for several reasons, including but not limited to when:  1) the Investment Adviser believes that a security’s risk profile has become inconsistent with the Portfolio’s investment objective; 2) the Investment Adviser believes a security is overvalued or, in the case of option positions, if the time value of the position has decayed materially; 3) the Investment Adviser decides to reduce the Portfolio’s aggregate bond or option exposures in response to market events; 4) the Investment Adviser believes that a security’s fundamental characteristics have changed relative to those at the time of initial investment; 5) option assignments require the Investment Adviser to raise cash to purchase securities.  Further, the Portfolio will generally sell securities that are purchased as a result of option assignments.  In the event the Portfolio sells call options on securities held by the Portfolio, the Portfolio may be required to sell the securities should the call options be exercised.

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(3)
Revisions to the Fund’s/Portfolio’s portfolio managers will be made by changing David Kingsley as Co-Portfolio Manager to an investment team member, adding Derek Devens as a Co-Portfolio Manager (currently a member of the Fund’s investment team), and adding James Davolos as a member of the Fund’s investment team.

As noted, under the 1940 Act, the change in the name of the Fund/Portfolio, the change in the Fund’s/Portfolio’s investment strategy, and the change in the Fund’s/Portfolio’s portfolio managers do not require shareholder approval.  The proposed changes to the Fund’s/Portfolio’s investment objective and fundamental investment restrictions, however, must be approved pursuant to the 1940 Act by a majority of the Fund’s/Portfolio’s outstanding voting securities, as defined in that Act.

The Fund’s/Portfolio’s investment objective is fundamental and may not be changed without the approval of the Fund’s/Portfolio’s shareholders.  Currently, the Fund/Portfolio has an investment objective that seeks long-term growth of capital, with a secondary objective of achieving current income.  Under the proposed changes, the Fund/Portfolio would primarily seek to provide current income and gains, with a secondary investment objective of achieving long-term growth of capital.  The Board recommends that the Fund shareholders vote to approve the proposed changes to the Fund’s investment objective.

The 1940 Act requires the Fund/Portfolio to adopt fundamental investment restrictions with respect to several specific types of activities, including the Fund's/Portfolio’s ability to concentrate its investments in any particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the Securities and Exchange Commission (“SEC”) has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.  Pursuant to a fundamental investment restriction recited in the Fund’s registration statement, the Fund/Portfolio currently concentrates its investments in the water and water-related industries.  If shareholders approve the proposed change to the Fund’s/Portfolio’s fundamental investment restriction, the Fund/Portfolio will no longer concentrate its investments in any particular industry or group of industries.  The Board recommends that Fund shareholders vote for approval of the proposed change to the Fund’s fundamental investment restriction on industry concentration and indicate that the Fund should vote its Portfolio shares in favor of a corresponding change to the Portfolio’s fundamental investment restriction on industry concentration.

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PROPOSAL 1: APPROVAL OF CHANGE TO
INVESTMENT OBJECTIVE

The investment objective of the Fund/Portfolio is fundamental policy and may not be changed without the approval of the Fund’s/Portfolio’s shareholders.  The Board of the Company and the Board of Trustees of the Trust recommend that the Fund’s/Portfolio’s investment objective be amended as described here.  As a result of the proposed change, the Fund/Portfolio will seek to primarily generate income and gains with a secondary objective of long-term growth of capital.  This means the Fund/Portfolio will target investment products that may produce income and gains, and the Fund/Portfolio will be less inclined to purchase and sell investment products that are aimed at creating long-term growth.

Certain specific risks associated with the proposed investment objective are described below.  The Fund will continue to invest all of its investable assets in the Portfolio.  The Adviser has advised the Board that it believes all of the proposed changes are consistent with prudent investment management.

If shareholders of the Fund/Portfolio approve the change in the Fund’s/Portfolio’s investment objective and the change to the Fund’s/Portfolio’s fundamental investment restrictions as described below, the restructuring of the Fund/Portfolio will commence on or about January 1, 2013.  If the proposed changes are adopted, the Portfolio anticipates that it will sell a significant portion of the investments that it currently holds.  Because the aggregate unrealized gains in the Portfolio’s investments currently exceeds the aggregate unrealized losses in the Portfolio’s investments, the Portfolio may recognize net gains on these sales, in which case Fund shareholders may experience an increase in the Fund’s taxable distributions for the year in which the restructuring occurs.  Shareholders are encouraged to discuss the tax implications of such taxable distributions with their tax advisor.

PROPOSAL 2:  APPROVAL OF CHANGE TO
FUNDAMENTAL INVESTMENT RESTRICTION

Certain investment restrictions of the Fund/Portfolio are matters of fundamental policy and may not be changed without the approval of the Fund’s/Portfolio’s shareholders.  The Board of the Company and the Board of Trustees of the Trust recommend that the Fund’s/Portfolio’s fundamental investment restriction relating to industry concentration be amended as described herein.  As a result of the proposed change, the Fund/Portfolio will be less susceptible to the risks specific to companies engaged in water infrastructure and natural resources with a specific water theme and related industries, and will have greater flexibility in pursuing investment opportunities.

If adopted, the Fund/Portfolio will interpret the new restrictions in light of existing and future SEC exemptive orders, releases, no-action letters or similar relief or interpretations. Certain specific risks associated with the proposed fundamental investment restrictions are described below.  The Fund will continue to invest all of its investable assets in the Portfolio.  The Adviser has advised the Board of Directors that it believes all of the proposed changes are consistent with prudent investment management.

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If shareholders of the Fund/Portfolio approve the change in the Fund’s/Portfolio’s fundamental investment restriction on industry concentration, the restructuring of the Fund/Portfolio will commence on or about January 1, 2013.  The Adviser plans to reduce the Fund’s/Portfolio’s concentration in issuers in the water infrastructure and natural resources industries over a period of approximately one month.  If the proposed changes in the Fund’s/Portfolio’s investment strategy are adopted, the Portfolio anticipates that it will sell a significant portion of the investments that it currently holds.  Because the aggregate unrealized gains in the Portfolio’s investments currently exceeds the aggregate unrealized losses in the Portfolio’s investments, the Portfolio may recognize net gains on these sales, in which case Fund shareholders may experience an increase in the Fund’s taxable distributions for the year in which the restructuring occurs.

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The table below lists the Fund’s/Portfolio’s current fundamental investment restriction and the proposed replacement restriction.

Current Investment Restriction*	Proposed Investment Restriction*
The [Water Infrastructure Fund/Portfolio] will not invest in the securities of any one industry except the water infrastructure and natural resources with a specific water theme and related industries, with the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, if, as a result, more than 20% of the Fund’s/Portfolio’s total net assets would be invested in the securities of such industries.  Except during defensive periods, at least 80% of the Fund’s/Portfolio’s total net assets will be invested in the securities of U.S. and foreign companies that are engaged in water infrastructure and natural resources with a specific water theme and related activities.  [This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in its respective Portfolio.]

The [Alternative Income Fund/Portfolio] will not invest in the securities of any one industry with the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, if as a result, more than 25% of the [Fund’s]/Portfolio’s total net assets would be invested in the securities of such industries. [This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in its respective Portfolio.]

*Bracketed language is set forth only in the Fund’s Statement of Additional Information and is not applicable to the Portfolio.  Additionally, the proposed investment restriction reflects the proposed name change of the Fund/Portfolio.

Discussion of Proposed Change to Investment Objective and Fundamental Investment Restriction

Currently, the Fund/Portfolio has an investment objective that seeks long-term growth of capital, with a secondary objective of achieving current income.  In addition, as part of its fundamental investment restriction, as recited in the Fund’s/Portfolio’s registration statement, the Fund/Portfolio currently invests at least 80% of its net assets in companies engaged in water infrastructure and natural resources with a specific water theme and related industries.  That latter restriction involving 80% of the Fund/Portfolio net assets was in addition to, and went beyond, the general concentration requirements of the 1940 Act.

Under the proposed changes, the Fund/Portfolio would primarily seek to provide current income and gains, with a secondary investment objective of achieving long-term growth of capital.  As a result of the proposed change, the Fund/Portfolio will seek to primarily generate income and gains with a secondary objective of long-term growth of capital.  This means the Fund/Portfolio will target investment products that may produce income and gains, and the Fund/Portfolio will be less inclined to purchase and sell investment products that are aimed at creating long-term growth.

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The Fund/Portfolio currently concentrates, which the SEC defines as investing more than 25% of its assets, in companies engaged in water infrastructure and natural resources and related industries.  Shareholders are being asked to approve a revised policy whereby the Fund/Portfolio may not purchase any security if as a result more than 25% of the Fund’s/Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.  By revising this policy, the Fund/Portfolio will be less susceptible to water and natural resources industry-specific risks, which may generally be higher than that of other industries.

Risks:           As discussed in the section entitled “Introduction,” above, in seeking the changed investment objective, the Fund/Portfolio will pursue a different investment strategy.  Although the revised investment strategy does not require shareholder approval, shareholders should nonetheless be aware that if the Fund Proposals are approved, the Fund/Portfolio may have increased exposure to Option Transaction Risk and exposure to new risks, including Emerging Markets Risk and REITs Risk. Each of these risks is described in more detail below:

»
Option Transaction Risks:  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.  By writing put options on equity securities, the Fund/Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio.  The Fund/Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

»
Emerging Markets Risks: The risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as have historically been the case.

»
REITs Risk: REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

Required Vote

The approval of the change to the Fund’s investment objective described in Proposal 1 and the change to the Fund’s investment restrictions described in Proposal 2 also require the affirmative vote of “a majority of a Fund’s outstanding voting securities”, which means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of common stock of the Fund.  For more information, see “Voting Information” below.

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Board Approval and Recommendation of the Proposals

The changes to the Fund’s/Portfolio’s name, investment objective and investment strategy described in this Proxy Statement, including the proposed change to the Fund’s/Portfolio’s investment limitation on industry concentration, were approved by the Board of the Company and the Board of Trustees of the Trust, including all of the Independent Directors/Trustees, at a meeting held on September 21, 2012.  In reaching their decision to approve the changes to the Fund’s/Portfolio’s investment objective and fundamental investment limitation on industry concentration, the Directors reviewed information about the changes and their expected impact on the Fund.  The Adviser stated that it was recommending the changes because, among other things, the Fund/Portfolio have not reached sufficient scale of assets and were not expected to be able to reach scale in the near future with the current investment objective and investment strategy.  The Directors considered alternative directions to proceed, including Fund and Portfolio liquidation, but ultimately agreed with the Adviser’s analysis.  The Directors concluded that in the current economic climate, moving from an investment objective of long-term growth to seeking current income and gains could potentially result in higher Fund asset levels and provide the beneficial scale that, up to this point, the Fund has lacked.  Due to a perceived market appetite for alternative investment options, it is expected that by having the Fund/Portfolio pursue investment strategies that emphasize current gains, the Fund/Portfolio will better attract and retain assets.  The Directors further determined that elimination of the Fund/Portfolio’s current fundamental investment restriction relating to industry concentration would be necessary to allow for flexibility in investment strategy necessary to seek the new investment objective.  The Directors additionally considered, among other things, whether the changes would be in the best interests of the Fund and its shareholders.

The Board recommends that Fund shareholders vote “FOR” approval of the proposed change to the Fund’s investment objective as set forth in Proposal 1 and provide the Fund with instructions to vote “FOR” the corresponding change in the Portfolio’s investment objective as set forth in the Portfolio Proposals.

The Board recommends that Fund shareholders vote “FOR” approval of the proposed change to the Fund’s investment restriction on industry concentration as set forth in Proposal 2 and provide the Fund with instructions to vote “FOR” the corresponding change in the Portfolio’s investment restriction on industry concentration as set forth in the Portfolio Proposals.

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OTHER MATTERS

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

VOTING INFORMATION

The presence in person or by proxy of the holders of one-third of the shares of the Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting.  For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present.  Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

As a shareholder of the Portfolio, the Fund will vote its interest in the Portfolio on the Portfolio Proposal.  .  If a quorum for the Meeting is met and sufficient votes to approve or disprove the Fund Proposals are received, the Fund will vote its Portfolio shares for or against the Portfolio Proposals proportionate to the votes for or against the Fund Proposals received from shareholders.

ADDITIONAL INFORMATION

Principal Holders of the Fund’s Shares

The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date (a “principal shareholder”).  A control person is one who owns beneficially either directly or through controlled companies more than 25% of the voting securities of a company or who acknowledges or asserts the existence of control.

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The Water Infrastructure Fund
(No Load Shares)

Name and Address	Shares	% Ownership	Type of Ownership
First Clearing, LLC 2801 Market St Saint Louis, MO 63103-2523	129,160.57	9.20%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	135,249.94	9.70%	Record

The Water Infrastructure Fund
(Class A Shares)

Name and Address	Shares	% Ownership	Type of Ownership
UBS Financial Services, Inc. 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	133,180.77	9.50%	Record
First Clearing, LLC 2801 Market St Saint Louis, MO 63103-2523	79,153.94	5.70%	Record

The Water Infrastructure Fund
(Class C Shares) - None

The Water Infrastructure Fund
(Institutional Class Shares)

Name and Address	Shares	% Ownership	Type of Ownership
Horizon Kinetics LLC 470 Park Avenue South, 4th Floor New York, NY 10016-6819	117,702.49	8.40%	Beneficial

Security Ownership of Management

As of the Record Date, the officers and/or Directors of the Fund as a group owned less than 14.36% of the outstanding shares of the Fund.

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Administrator and Distributor

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator of the Fund.  Kinetics Funds Distributor LLC (“KFD”), 470 Park Avenue South, 8th Floor, New York, NY 10016, is the distributor of the Funds’ shares.  KFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. and an affiliate of the Adviser.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH BOARD

The Company’s Board will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Directors or to the full Board at the Company’s principal business address.  The Board or an individual Director will respond to shareholder correspondence in a manner that the Board or Director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual Directors or the Board.  Copies of all such correspondence are forwarded promptly to an individual Director or the Board, as applicable.

SHAREHOLDER PROPOSALS

The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

DELIVERY OF PROXY STATEMENT

The Securities and Exchange Commission has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please contact Kinetics Mutual Funds, Inc., at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call toll-free at (800) 930-3828.

Dated:  November 19, 2012

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PROXY
Kinetics Water Infrastructure Fund
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 21, 2012

This Proxy is solicited   on  behalf  of the  Board  of Directors  of Kinetics  Mutual  Funds,  Inc. (the "Company") for the Special Meeting of Shareholders (the "Meeting") and related to the proposal with respect to the Company’s Kinetics Tactical Paradigm Fund (the "Fund"). The undersigned hereby appoints Russell Grimaldi, Elke Delaney and Jay Kesslen, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 12:00 p.m. (Eastern time), on December 21, 2012 at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523, and any adjournment(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF. THE UNDERSIGNED  HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED NOVEMBER 9, 2012, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1:  To approve a change to the Fund’s investment objective:

FOR	AGAINST	ABSTAIN
☐	☐	☐

2:  To approve a change to the Fund’s fundamental investment restrictions:

FOR	AGAINST	ABSTAIN
☐	☐	☐

Unless otherwise specified in the blocks provided, the undersigned’s vote will be cast FOR the matter above.  The Board of Directors of the Company recommends that you vote FOR the matter set forth above.

If you should have any questions about the proxy material or the execution of your vote, simply call 1 (877) 705-9707 between the hours of 9:30 a.m. and 9:00 p.m. Eastern Time Monday through Friday. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

Your vote is important, no matter how many shares you own.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name(s) appear(s) above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in- fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature and Titles, if applicable	Date

Signature (Joint Owners)	Date